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                                                                   Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.333-58571) of Bolle Inc. of our report dated April 15, 1998 appearing on page 28 of this Form 10-K.



PRICEWATERHOUSECOOPERS


Dallas, Texas
March 26, 1999